UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 1, 2004
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Securitized Asset Backed Receivables LLC (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2004, relating to the Securitized Asset Backed Receivables LLC Trust Mortgage Pass-Through Certificates, Series 2004-NC1)

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             (Exact name of registrant as specified in its charter)

        Delaware                     333-108395-02              37-1472598
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(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)           Identification No.)

200 Park Avenue, New York, New York                                10166
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(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (212) 412-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
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      On December 1, 2004, The Provident Bank ("Provident") resigned as servicer under the Pooling and Servicing Agreement (as defined below), and Litton Loan Servicing LP ("Litton") was appointed as successor servicer thereunder. In connection with such resignation and succession, the REgistrant, Provident, Litton, NC Capital Corporation ("NC Capital") and Deutsche Bank National Company, as trustee (the "Trustee"), entered into a Servicer Resignation, Appointment, Assumption and Amendment Agreement, dated as of December 1, 2004 ("Amendment"), which Amendment, among other things, amends certain provisions of the Pooling and Servicing Agreement, dated as of April 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Registrant, Provident, NC Capital, and the Trustee relating to, of Securitized Asset Backed Receivables LLC Trust Mortgage Pass-Through Certificates, Series 2004-NC1.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 4 The Servicer Resignation, Appointment, Assumption and Amendment Agreement, dated as of December 1, 2004, by and among the Registrant, as depositor, The Provident Bank, as servicer, Litton Loan Servicing LP, as successor servicer, NC Capital Corporation, as responsible party, and Deutsche Bank National Trust Company, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 22, 2004                     SECURITIZED ASSET BACKED
                                          RECEIVABLES LLC

                                          By:   /s/ Paul Menefee
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                                              Name:  Paul Menefee
                                              Title: Director

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                Paper (P) or
Exhibit No.            Description                            Electronic (E)
-----------            -----------                            --------------

4                      The Servicer Resignation,                   (E)
                       Appointment, Assumption and Amendment
                       Agreement, dated as of December 1,
                       2004, by and among the Registrant, as
                       depositor, The Provident Bank, as
                       servicer, Litton Loan Servicing LP,
                       as successor servicer, NC Capital
                       Corporation, as responsible party and
                       Deutsche Bank National Trust Company,
                       as trustee.